Exhibit 10.1

NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT	Vitesse Semiconductor Corporation ID: 77-0138960

[OPTIONEE]	Option Number:	[ ]
[ADDRESS]	Option Plan	2008
[ADDRESS]	Employee ID:	[ ]
[ADDRESS]

You (the “Optionee”) have been granted a Stock Option (this “Option”) to purchase Common Stock of Vitesse Semiconductor Corporation (the “Company”), subject to the terms and conditions of the Vitesse Semiconductor Corporation Amended and Restated 2001 Stock Incentive Plan (the “Plan”) and this Stock Option Agreement as set forth below.

Date of Grant:	[ ]
Total Shares Granted:	[ ]
Exercise Price per Share:	$[ ]
Type of Option:	[ ]
Expiration Date:	[Ten years from the date of the grant]

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Number of Shares	Vest Date
[ ]	[1 year and 1 day from grant date]
[ ]	[2 years and 1 day from grant date]
[ ]	[3 years and 1 day from grant date]
[ ]	[4 years and 1 day from grant date]

The exercise of the options shall be conditioned upon the following: (i) at least one year and one day has passed since the date of the grant of this Option; (ii) the filing with the Securities and Exchange Commission (the “SEC”) by the Company of financial statements for the fiscal years ended September 30, 2006 and 2007 on an Annual Form 10-K; (iii) the filing with the SEC by the Company of its Form 10-K for the fiscal year ended September 30, 2008; (iv) the filing by the Company of a registration statement on Form S-8 with the SEC to register the offer and sale of the common stock underlying this Option; and (v) the common stock underlying this Option is listed on the NASDAQ Stock Market or such other national securities exchange as described in Section 18 of the Securities Act of 1933.

This Option may be exercised for a period of thirty (30) days after termination of employment from the Company or such longer period as may be applicable upon Death or Total and Permanent Disability of the Optionee, or by other written agreement with the Company, according to the terms and conditions of the Plan, but in no event after the Expiration Date set forth above.

[signature page follows]

Option Agreement Signature Page

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Vitesse Semiconductor Corporation Amended and Restated 2001 Stock Incentive Plan.

Vitesse Semiconductor Corporation	Date

[OPTIONEE]	Date